

GOODRICH

Second Quarter 2003 Performance Review

July 24, 2003

Forward Looking Statements

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially.

Important factors that could cause actual results to differ include, but are not limited to, the extent to which the Company is successful in integrating the Aeronautical Systems businesses and achieving operating synergies; the nature, and extent and timing of the Company's proposed restructuring and consolidation actions and the extent to which the Company is able to achieve savings from these actions, as well as other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events.

2Q 2003 Financial and Operational Overview

Recent Significant Developments

- ✓ Full year 2003 cash flow from operations expected to be in excess of $375 million
- ✓ Full year sales expected to be $4.3 - $4.4 billion
- ✓ EPS outlook unchanged
- ✓ Significant contracts from easyJet and Air France for commercial aerospace products
- ✓ Significant military contracts received from Lockheed Martin and U.S. Air Force
- ✓ Part of Raytheon team that received Littoral Combat Ship design contract

Military business continues to grow, and Goodrich remains in a solid position to capitalize on the expected recovery of the commercial aerospace market

Second Quarter 2003 – Financial Summary

(Dollars in Millions, excluding EPS)	2nd Qtr 2003	2nd Qtr 2002	Change
Sales	$1,095	$900	$195
Segment operating income	$81	$109	($28)
- % of Sales	7.4%	12.1%	(4.7%)
Income - Continuing ops - Net income	 $14 $14	 $58 $46	 ($44) ($32)
Diluted EPS - Continuing operations - Net income	 $0.12 $0.12	 $0.55 $0.45	 ($0.43) ($0.33)

GOODRICH

Second Quarter 2003 – Financial Change Analysis

Item	(Dollars in Millions) Sales	(Dollars in Millions) Income from Continuing Operations	Diluted EPS
Second Quarter 2002	$900	$58	$0.55
▪ Aeronautical Systems	$264	$2	$0.02
▪ Lower legacy Goodrich sales, less profitable mix and other items	($69)	($6)	($0.05)
▪ Higher pension expense		($9)	($0.08)
▪ Higher non-cash asset impairment charges; lower facility closure and headcount reduction actions		($10)	($0.09)
▪ 2Q 2002 items not recurring in 2Q 2003 (Fairchild Dornier write-off, asset sales and claim settlements)		($5)	($0.05)
▪ Higher interest expense/lower PIK income/ share dilution		($14)	($0.18)
Second Quarter 2003	$1,095	$14	$0.12

GOODRICH

Sales Trends



Sales ($ in Millions)
Aeronautical Systems
$1,200
$1,000
$800
$600
$400
$200
$0
$264
$250
$264
$896
$900
$856
$893
$844
$831
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003

Note: Prior period sales restated to reflect discontinued operations

Summary Cash Flow Information

Item (Dollars in Millions)	2nd Qtr 2003	First Half 2003
Net income	$14	$44
Net restructuring	$18	$102
Depreciation and Amortization	$53	$109
Working Capital – (increase)/decrease	$23	($14)
Gain on Discontinued Operations	--	($63)
Other	($12)	$40
Cash Flow from Operations	$96	$218
Cash Payments for Restructuring	($11)	($21)
Capital Expenditures	($27)	($47)

Debt Retirement Progress Since Acquisition of Aeronautical Systems


$ in Millions
3500
3000
2500
2000
1500
1000
500
0
Gross Debt $2,914
Cash $146
Net Debt $2,768
Gross Debt $2,512
Cash $150
Net Debt $2,362
Gross Debt $2,136
Cash $186
Net Debt $1,950
Gross Debt $2,137
Cash $268
Net Debt $1,869
10/1/02 Proforma
12/31/02
3/31/2003
6/30/2003

Gross debt reduced $778M or 27%; Net debt reduced $899M or 32%

GOODRICH

Cash Flow from Operations

Generate Cash Flow

- ✓ **2003 Cash Flow**
  - **Current Estimates:**
    - Cash flow from operations in excess of $375 million
      - Including $55M - $65M cash payments for facility closures and headcount reductions
    - Capital Expenditures between $130M - $150M
- ✓ **Incentive systems aligned with goal**
- ✓ **Continue debt reduction**
- ✓ **New program investments continued**
- ✓ **No plans to change dividend**

Cash Flow from Operations ($ M)



$600
$500
$400
$300
$200
$100
$0
$168
$383
$539
1st Half 2003 $218
2000
2001
2002
Est. 2003
Est. 2003 – Greater than $375M

Note: 2000 - 2002 have not been restated to reflect Avionics and PRS as discontinued operations

GOODRICH

Sales by Market Channel

Sales by Market Channel


1st Half 2003 Sales - $2,189 M
Heavy Airframe Maintenance 4%
Boeing Commercial OE 10%
IGT & Other 6%
Airbus Commercial OE 15%
Military & Space, OE & Aftermarket 28%
OE
AM
OE
AM
Large Commercial Aircraft Aftermarket 25%
Regional, Business & General Aviation OE & Aftermarket 12%

Balanced business mix – about 45% aftermarket

GOODRICH

2003 Outlook

Expectations for Goodrich 2003 Sales

Sales by Market Channel	Pro-forma 2002 Sales* Mix	Average Expected Growth	
		1st Quarter 2003	2nd Quarter 2003
Military and Space – OE and Aftermarket	26%	5 – 10%	Approx. 10%
Boeing and Airbus – OE Production	25%	(15 – 20%)	(Approx. 15%)
Large Commercial Aircraft – Aftermarket	25%	(5 – 10%)	(5 – 10%)
Regional, Business & General Aviation - OE and Aftermarket	13%	OE – Down slightly; Aftmkt. – slightly up	OE – Down slightly; Aftmkt. – slightly up
Other – including IGT	7%	(10%)	(10%)
Heavy Airframe Maintenance	4%	(>25%)	(>25%)
Goodrich Total – Sales Expectations	$4.6B	$4.3B	$4.3 - $4.4B

* Pro-forma sales, including full year contribution of Aeronautical Systems, excluding discontinued operations. $3,809M as reported, plus $756M for Aeronautical Systems during first 9 months of 2002.

Asset Impairment, Facility Closure and Headcount Reduction Charges

- ✓ Facility closure and headcount reduction charges expected to be higher in second half than first half
  - Severance costs
  - Facility closure and related costs
  - Cash flow will exceed P&L charges in second half
    - Some cash payments for Aeronautical Systems were opening balance sheet items
- ✓ Unchanged employment reduction expectations of about 1,700 people during 2003 and 2004
  - Headcount reductions on track

Current actions expected to bring significant savings in 2004 and beyond

2003 Financial Outlook

	Actual 2002*	2003 Outlook
Sales	$3.9B	$4.3 - $4.4B
Diluted earnings (loss) per share		
Continuing operations	$1.57	$0.28 - $0.43
Discontinued operations	($0.09)	$0.52
Cumulative effect of change in accounting	($0.34)	--
Diluted E.P.S. – Net Income	$1.14	$0.80 - $0.95
Cash flow from Operations	$539M	> $375M
Including: Cash outflow for facility closures and headcount reductions	($55M)	($55 - $65M)
Capital Expenditures	($107M)	($130 - $150M)

* Actual 2002 results have not been restated to reflect Avionics and PRS as discontinued operations.

GOODRICH

Summary - Goodrich Attributes and Actions

- ✓ Top tier aerospace supplier
- ✓ Diversified, balanced business mix
- ✓ Proprietary, flight critical products
- ✓ Strong cash flow
- ✓ Taking aggressive actions to align cost structure with current demand
- ✓ Experience managing operations in challenging markets
- ✓ Focused on Aeronautical Systems integration and turnaround
- ✓ Committed to maintaining a conservative financial profile and investment grade ratings
- ✓ All future reporting and outlook to be only on a GAAP basis

Focused on what we can control

What Investors Should Expect from Goodrich

- ✓ Continued commitment to integrity
- ✓ Transparency of financial results and disclosure
- ✓ No significant acquisitions
- ✓ Reduce leverage to target levels
- ✓ Focused on the business
  - "Blocking and Tackling"
    - Cash flow
    - Margin improvement
    - Aeronautical Systems integration
    - Working capital management
  - New product development
    - Continue investing in new products and systems
- ✓ Accountable to all stakeholders


GOODRICH
United States